Liquidity, Going Concern and Managements Response	6 Months Ended
Jun. 30, 2018
Liquidity Going Concern And Managements Response
2. Liquidity, Going Concern and Managements Response

Management believes that current cash balances as of June 30, 2018 and anticipated funds from product sales are not sufficient to fund substantially all of its planned business operations and research and development programs over the next year. The Corporation intends to access financing through the other sources of capital in order to fund these operations and activities over the next year.

The Corporation will have to seek other sources of financing in order to be able to pay its obligations as they become due, which could have an impact on its ability to continue as a going concern.  Considering recent developments and the need for additional financing, there exists a material uncertainty that casts substantial doubt about the Corporation’s ability to continue as a going concern. These financial statements do not reflect adjustments that would be necessary if the going concern assumption was not appropriate. If the going concern assumption is not appropriate, then adjustments may be necessary to the carrying value and classification of assets and liabilities and reported results of operations and such an adjustment could be material.